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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 2, 1997

                   AMRESCO Residential Securities Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                 333-8687                     75-2620414
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)

              700 North Pearl Street
               Suite 2400, LB #342
                  Dallas, Texas                                  75201-7424
             (Address of Principal                               (Zip Code)
               Executive Offices)

        Registrant's telephone number, including area code (214) 953-7700

                                    No Change
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     In connection with the offering of AMRESCO Residential Securities Corporation Mortgage Loan Pass-Through Certificates, Series 1997-2, described in a Prospectus Supplement dated as of March 14, 1997, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

     99.1 Computational Materials of Prudential Securities Inc. relating to the Offered Certificates.

     99.2 Computational Materials of Credit Suisse First Boston relating to the Offered Certificates.

     99.3      Computational   Materials   of   Morgan   Stanley   Dean   Witter
               Incorporated relating to the Offered Certificates.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMRESCO RESIDENTIAL SECURITIES CORPORATION, as Depositor

                               By: /s/ Ronald B. Kirkland
                                  ------------------------------------------
                                   Name:  Ronald B. Kirkland
                                   Title: Vice President and
                                          Chief Accounting Officer

Dated: June 3, 1997

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                                  EXHIBIT INDEX

Exhibit No.    Description                                             Page No.

  99.1         Computational Materials of Prudential Securities
               Inc. relating to the Offered Certificates.              _______

  99.2         Computational Materials of Credit Suisse First
               Boston relating to the Offered Certificates             _______

  99.3         Computational Materials of Morgan Stanley Dean
               Witter Incorporated relating to the Offered
               Certificates                                            _______